Exhibit No. EX-99(h)(8)(a)



                 AMENDMENT NO. 1 TO FUND PARTICIPATION AGREEMENT

This Amendment No. 1 dated as of the ___ day of May, 2006, is to the Fund Participation Agreement entered into on May 2, 2005, made by and among Nationwide Financial Services, Inc. (including any subsidiaries listed on Exhibit A), Gartmore Mutual Fund Capital Trust, which serves as adviser and Gartmore Distribution Services, Inc., which serves as distributor to the Gartmore Variable Insurance Trust (the "Trust") with respect to its series of shares of beneficial interest (each, a "Fund", and collectively, the "Funds"). In this Agreement, Gartmore Mutual Fund Capital Trust and Gartmore Distribution Services, Inc. are collectively referred to as "Gartmore."

WHEREAS, Nationwide Financial Services, Inc. ("NFS") or a subsidiary or affiliate thereof (collectively referred to as "NFS Affiliate/Subsidiary") provides administrative and/or recordkeeping services to variable contracts, which may include, but are not limited to, variable annuity contracts, variable life insurance policies and various retirements plans, which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code of 1986, as amended (the "Code") (collectively, "Contracts"); and

WHEREAS, NFS Affiliate/Subsidiary may issue variable annuity contracts and variable life insurance policies through separate accounts ("Variable Accounts") as listed on Exhibit A; and

WHEREAS, the Contracts allow for the allocation of net amounts received by NFS to sub-accounts which correspond to each Fund for investment in shares of the Funds; and

WHEREAS, selection of a particular sub-account is made by the contract owner or by participants in various types of retirement plans and such contract owners and/or participants may reallocate their investment options among the sub-accounts in accordance with the terms of the Contracts; and

WHEREAS, NFS and Gartmore mutually desire the inclusion of the Funds as investment options for the Contracts; and

 WHEREAS, the primary purpose of this Amendment is to update Exhibit C; and

NOW, THEREFORE, NFS and Gartmore mutually agree as follows:

1. Exhibit C to the Fund Participation Agreement is amended to update the current list of funds and fee payments.

2. All other terms and conditions within the Fund Participation Agreement remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date written above.


NATIONWIDE FINANCIAL SERVICES, INC.


-------------------------------------
By:      Karen R. Colvin
Title:   Attorney-in-Fact


GARTMORE MUTUAL FUND CAPITAL TRUST


-------------------------------------
By:      Gerald J. Holland
Title:   Senior Vice President


GARTMORE DISTRIBUTION SERVICES, INC.


-------------------------------------
By:      Gerald J. Holland
Title:   Senior Vice President

                                    EXHIBIT C

                         TO FUND PARTICIPATION AGREEMENT

                         (amended as of April __, 2005)

 GVIT Funds                                                                                                Basis Points per annum
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
    Variable Annuity and Variable Life:                                                                            35 bps
        Class I, Class III, and Class IV  - All funds, except those otherwise noted
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Class II - All Funds                                                                                       50 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Class VI - All Funds                                                                                       50 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Class VII - All Funds                                                                                      65 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Class VIII - All Funds                                                                                     65 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Money Market Fund, Class I                                                                                 25 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Money Market Fund,  Class V                                                                                20 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Money Market Fund, Class II                                                                                40 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        GVIT Investor Destinations Funds                                                                           40 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        GVIT Mid Cap Index Class I - Products launched before 11/1/97                                              30 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        GVIT Mid Cap Index Class I - Products launched on or after 11/1/97                                         25 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Gartmore GVIT Global Health Sciences Class III - Choice Venue Product Only                                 50 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Gartmore GVIT U.S. Growth Leaders Fund Class III - Choice Venue Product Only                               50 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        2003 New VA/VL Menus:
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
            Van Kampen GVIT Multi-Sector Bond Fund Class I                                                         40 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
            Federated GVIT High Income Bond Fund Class I                                                           40 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Class IV Shares of specific GVIT funds (Provident Distribution Only):
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
            Equity 500 Fund                                                                                        10 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
            Mid Cap Growth Fund                                                                                    18 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
            Money Market Fund                                                                                      15 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------

------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
    457 and 401(k)
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Equity Funds                                                                                               40 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Fixed Income                                                                                               35 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
        Money Market Fund                                                                                          25 bps
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------

------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
Nationwide Trust Company Program - One-Time Set-Up Fee for funds added to the
program beginning in October, 2002                                                                                 $1,500
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
Nationwide Advisory Services (Wrap) Program - One Time Set-Up Fee for Funds                                        $1,500
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------ -----------------------------
Nationwide Advisory Services (Wrap) Program - Annual Maintenance Fee                                               $1,000
------------------------------------------------------------------------------------------------------ -----------------------------